UBS PACE® Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares and Class P shares and the Statement of Additional Information, each dated November 28, 2008

November 18, 2009

Dear Investor,

The purpose of this supplement is to update information regarding UBS PACE Global Real Estate Securities Investments (the "fund"). A significant service you receive with UBS PACE® Select Advisors Trust (the "Trust") is the on-going review and due diligence by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") of the Trust's investment advisors. At the recommendation of UBS Global AM, the Trust's board of trustees replaced Goldman Sachs Asset Management, L.P. ("GSAM"), which previously advised the entirety of the fund's portfolio, with two new investment advisors, ING Clarion Real Estate Securities ("ING Clarion") and Brookfield Investment Management Inc. ("Brookfield"). GSAM ceased serving as an investment advisor for the fund effective at the close of business on November 16, 2009. ING Clarion and Brookfield each assumed investment advisory responsibilities with respect to separate portions of the fund effective November 17, 2009.

As a result of these changes, the fund will be managed in accordance with the investment processes of ING Clarion and Brookfield. In particular, ING Clarion will employ a top-down regional and property sector allocation strategy, combined with bottom-up security selection, implemented through the firm's proprietary valuation process, which includes an analysis of several factors, such as value and property, capital structure and management and strategy. Brookfield will focus on identifying investment opportunities by analyzing a company's long-term value, which in Brookfield's view is driven by the value of its underlying assets, the related cash flows and the strength of its management team. The fund's investment objective and benchmark will remain unchanged.

ING Clarion is an SEC-registered investment advisor and an indirect, wholly-owned subsidiary of ING Groep, N.V. The firm is the real estate securities management arm of ING Real Estate Investment Management, with over $16 billion in assets under management as of September 30, 2009. The portfolio managers primarily responsible for the day-to-day management of the portion of the fund allocated to ING Clarion are T. Ritson Ferguson, the firm's chief investment officer, Steven D. Burton and Joseph P. Smith.

Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global asset manager focusing on property, renewable power and infrastructure assets. Brookfield is an SEC-registered investment advisor specializing in equities and fixed income investment strategies and managed approximately $24 billion in assets as of October 1, 2009. The portfolio managers primarily responsible for the day-to-day management of the portion of the fund allocated to Brookfield are Jason Baine, Bernhard Krieg and Brett Ward.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-397